Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Kenloc, Inc. (the Company") on Form 10-Q for the period ended herein as filed with the Securities and Exchange Commission (the "Report"), I, Lixin He, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

Date: November 13, 2020

	By:	/s/ Lixin He Lixin He Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)